Virtus Seix Tax-Exempt Bond (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated May 2, 2023 to the Fund’s Summary Prospectus and the Virtus Opportunities Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective June 15, 2023, Ronald H. Schwartz, CFA, will retire and step down as portfolio manager for the Virtus Seix Tax-Exempt Bond Fund. The Fund’s other portfolio manager, Dusty Self, will continue to manage the Fund, and there will be no change to the investment process for the Fund in connection with Mr. Schwartz’s retirement.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/Seix TEB PM Announcement (5/2023)